Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT is entered into as of the date set forth below by and between HARRAH’S ENTERTAINMENT, INC. (“Company”) and GARY W. LOVEMAN (“Executive”).

WHEREAS, on September 4, 2002 the Company and Executive entered into an Employment Agreement (“Agreement”), as amended on October 31, 2005;

WHEREAS, the Company and Executive jointly desire to modify the Agreement’s existing expiration date of January 1, 2008;

THEREFORE, the Company and Executive agree as follows:

1. Section 1 of the Agreement is modified to provide that the Agreement shall expire on the earlier of (i) June 1, 2008, or (ii) the date of the close of the proposed acquisition of the Company by affiliates of TPG and Apollo Management, L.P. (“Acquisition”), provided, however, that if the Acquisition closes prior to January 1, 2008, the Agreement’s expiration date shall remain January 1, 2008.

IN WITNESS WHEREOF, the parties hereto have knowingly and voluntarily executed the Agreement as of the day and year first written below.

GARY W. LOVEMAN	HARRAH’S ENTERTAINMENT, INC.

/s/ GARY W. LOVEMAN	/s/ MICHAEL D. COHEN

Date:	Date: December 31, 2007